Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Third Quarter 2025

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge- offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cybersecurity concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and other employees; general economic or business conditions, including the strength of regional economic conditions in our market area; ESG practices and disclosures, including climate change, hiring practices, the diversity of the work force and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re- emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses and geopolitical tensions and conflicts between nations. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2024, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest margin on a fully taxable equivalent basis, pre-provision net revenue, return on tangible equity, efficiency ratio on a fully taxable equivalent basis, and tangible common equity to tangible assets. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Form 10-Q and in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • Founded in Indiana, PA in 1902 • $9.8 billion in assets • $7.9 billion in deposits • $8.0 billion in loans • $1.4 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving more than 130,000 households in Pennsylvania and Ohio Footprint comprises 9.6 million people and 222,000 businesses 1,200 team members providing exceptional customer satisfaction at more than 70 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Forbes America’s Best Midsize Employers S&T was honored as one of America’s Best Midsize Employers by Forbes and Statista in 2023 and 2024. This annual ranking is based on a survey of more that 170,000 U.S.-based workers at American companies that were asked to rate their employer. Awards Award-winning performance and employee engagement 5 Forbes America’s Best Banks S&T was named on the Forbes America’s Best Banks list for a second consecutive year in 2025. This annual ranking is based on metrics measuring growth, credit quality and profitability, as well as stock performance. 2024 American Banker Best Banks to Work For S&T was named a 2024 American Banker Best Banks to Work For. This recognition was obtained through an in-depth employee survey conducted by the Best Companies Group and recognizes banks that do an exceptional job of providing employees with competitive benefits and a welcoming environment. 2025 USA Today Top Workplace S&T’s recognition as a Top Workplace is based on anonymous employee feedback from a research- based survey issued by Energage. Top Workplaces recognizes organizations that have created outstanding workplace cultures, and this marks the second time the Bank has won this award, first being named to the prestigious list in 2023.

6 Strategic Path VALUES PURPOSE DRIVERS Our Shared Future represents a journey that began three years ago focused on building a foundation that enables profitable and sustainable growth.

Performance Drivers and Targets 7 Enterprise Risk Management Talent & Engagement Deposit Franchise Loans/Deposits below median Cost of Deposits below median Core Profitability PPNR/Avg Assets top quartile NIM above median Asset Quality NCO/Loans below median NPA/Loans & OREO below median Valuation Price/Tangible Book Value top quartile Total Shareholder Return top quartile Performance Drivers and Targets Goals Delivering long-term, sustainable financial performance (1)Targets are measured against our appendix peer group

Strategic Priorities Positioned to execute on customer growth strategies to improve operating leverage Maintain peer median asset quality enabling a greater focus on growth Strategically positioned to capitalize on targeted M&A opportunities

Loan Highlights • Commercial pipelines remain strong • Asset quality improvement allowing us to focus on growth Future Opportunities • Continue expanding our business and commercial banking teams and capabilities • Growth opportunities in C&I, CRE and Business Banking • Home equity emphasis due to limited mortgage refinancing 9 Organic Growth Positioned to execute on customer growth strategies to improve operating leverage (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. Deposit Highlights • Strong core deposit base with DDA comprising 28% of total deposits Future Opportunities • Treasury Management growth • Small Business/Business Banking opportunity • Enhance the customer experience using data analytics to identify opportunities to further deepen relationships 6% better than peer 1% better than peer (1) Peer

10 • Homer City Generating Station will be transformed to the new Homer City Energy Campus that will include natural gas- powered data centers to support AI and high-performance computing. • Capital investment of more than $10 billion for power generation, with data center development injecting billions more, which would make this the largest such investment in PA history and the largest natural gas-powered plant in the country. • Potential creation of more than 10,000 direct on-site construction-related jobs* along with approximately 1,000 total direct and indirect permanent high-paying positions** • Construction expected to commence this year and the first turbine deliveries are expected to begin in 2026. Begin producing power by 2027. Transformational Energy and AI Data Center Campus Homer City Redevelopment Project Source: https://www.homercityredevelopment.com *Anticipated total number of direct on-site jobs related to the construction of both the natural gas-powered plant and the data center campus over an expected five-year period. **Anticipated total number of direct and indirect permanent positions to support the operations of both the natural gas-powered plant and all aspects of the data center campus once running at full capacity following the completion of the construction. S&T is well positioned to support regional growth in Western Pennsylvania • S&T Bank has a 49% deposit market share in Indiana County • Committed to supporting our customers and communities to participate in this regional growth opportunity • Actively developing relationships and business line strategy

11 M&A Target Priorities • Existing or contiguous market expansion with institutions $1 - $6 billion in assets • Enhancement of deposit franchise • Access to growing markets • Alignment of cultures S&T Preparedness • Record levels of capital • Strong performer with solid return metrics • Infrastructure for growth • Foundation built for enhanced regulatory oversight • Strong leadership team blending legacy with new large-bank expertise • Industry leading employee engagement and customer loyalty Mergers & Acquisitions Strategically positioned to capitalize on targeted M&A opportunities

Asset Quality 12 0.23% 1.80% 2.92% (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. *2Q25 Peer Data 1.32% 14.41% Maintain peer median asset quality enabling a greater focus on growth Asset Quality Highlights • Asset quality improvement positively impacted earnings in year-to-date 2025 and 2024 with minimal provision for credit losses • Achieved peer median goal on criticized and classified loans • Nonperforming assets at manageable levels Future Opportunities • Maintain discipline while pursuing growth • Regionalization of credit teams to foster enhanced credit oversight and growth (1) (1) *

13 Third Quarter Overview RETURN METRICS EARNINGS Net Income $35.0 million EPS $0.91 ROA 1.42% ROE 9.48% ROTE* 12.81% PPNR* 1.89% HIGHLIGHTS • Strong earnings and return metrics • PPNR* increases 16 basis points to 1.89% • Net interest income growth of $2.6 million, or 3.00% • NIM (FTE)* expansion of 5 basis points to 3.93% • Asset quality metrics remain at acceptable levels and well-managed ACL 1.23% NCO(1) 0.12% ASSET QUALITY NPA 0.62% NIM (FTE)* 3.93% Efficiency Ratio (FTE)* 54.41% BALANCE SHEET Loan growth $46.6 million 2.33% (annualized) Deposit growth $1.0 million 0.05% (annualized) OTHER Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures(1)QTD Annualized

PPNR / AVERAGE ASSETS * 2021 2022 2023 2024 YTD 2025 0.0% 0.6% 1.2% 1.8% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2021 2022 2023 2024 YTD 2025 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE ASSETS 2021 2022 2023 2024 YTD 2025 0.0% 0.4% 0.8% 1.2% 1.6% RETURN ON AVERAGE EQUITY 2021 2022 2023 2024 YTD 2025 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% Performance 14 1.48% 1.38% 11.47% 9.30% 9.86% 1.62% 2.12% 1.77% 17.02% 13.85% (1)Peer median. Refer to appendix for peer group. Peer data from S&P Global Market Intelligence. (*)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures 1.56% 11.80% 17.15% 1.93% 1.78% 9.35% 13.84% 12.73% Peer(1) Peer(1) Peer(1) Peer(1) 1.37% 1.18%

15 Balance Sheet • Loan growth of $46.6 million (2.33% annualized) • Deposit balances stable • DDA represents 28% of total deposits Dollars in millions 3Q25 2Q25 Var $ 196 $ 203 $ (7) 1,001 1,021 (20) 7,981 7,934 47 7,922 7,921 1 235 250 (15) (100) (50) 0 50 100 Cash & Int Bear Bal Securities Loans Total Deposits Borrowings 3Q25 vs 2Q25: 3Q25 vs 2Q25 DEPOSIT CHANGES DECREASES/INCREASES

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 16 Amount % of Total CRE $3,654 46% Consumer $2,541 32% C&I 1,466 18% Construction 320 4% Total $7,981 100%

Deposit Mix We have a strong, well-diversified deposit base of more than 130,000 households: Dollars in millions 17 Amount % of Total MM $2,195 28% DDA 2,189 28% CDs 1,924 24% Savings 868 11% Int Bear DDA 746 9% Total $7,922 100% Amount % of Total Average Account Size (in $000) Average Age (in years) Personal $4,707 59% $18 11 Business 3,015 38% 75 10 Brokered 200 3% — — Total $7,922 100% $26 11 Business 1% Brok 1%

18 FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized municipal deposits comprise 70% of total deposits • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions Capacity Used Available FHLB $2,104 $331 $1,773 Federal Reserve 2,120 — 2,120 Total Funding Sources $4,224 $331 $3,893 $3,893 $2,735 Available Funding Uninsured Deposits 142% INSURED/UNINSURED DEPOSITS

19 Asset Quality ACL Trend: Dollars in millions ASSET QUALITY TRENDS • ACL decreased 1 basis point to 1.23% compared to 1.24% at June 30, 2025 • Net loan charge-offs of $2.4 million, or 0.12% of total loans • NPAs increased, but remain manageable at 0.62% of total loans plus OREO % o f A verage Lo ans Net Loan Charge-offs/(Recoveries) 3Q24 4Q24 1Q25 2Q25 3Q25 $(2) $0 $2 $4 $6 $8 (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% % o f Po rtfo lio Lo ans and O R EO Nonperforming Assets 3Q24 4Q24 1Q25 2Q25 3Q25 $0 $20 $40 $60 $80 0.00% 0.25% 0.50% 0.75% 1.00% % o f G ro ss Lo ans Allowance for Credit Losses (ACL) 3Q24 4Q24 1Q25 2Q25 3Q25 $0 $20 $40 $60 $80 $100 $120 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% (1)QTD Annualized (1)

20 Net Interest Income $84.5 $83.3 $83.3 $86.6 $89.2 3.82% 3.77% 3.81% 3.88% 3.93% 3.23% 3.26% 3.38% 3.48% 3.54% NII NIM (FTE)* Peer 3Q24 4Q24 1Q25 2Q25 3Q25 Total Cost of Funds 0.07% (0.11)% (0.12)% (0.03)% 2.31% 2.20% 2.08% 2.08% 2.05% Changes in Cost of Funds Cost of Funds 3Q24 4Q24 1Q25 2Q25 3Q25 • Net interest income growth of $2.6 million, or 3.00%, compared to 2Q25 • NIM (FTE)* expansion of 5 basis points to 3.93% • Total cost of funds down 3 basis points to 2.05% • Average DDA increased $50.0 million compared to 2Q25 0.00% Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

21 Noninterest Income Dollars in millions 3Q25 3Q25 vs 2Q25 3Q25 vs 3Q24 Debit and Credit Card $4.7 $0.1 $— Service Charges 4.2 0.1 — Wealth Management 3.1 0.1 — Loss on Sale of Securities — — 2.2 Other 1.8 — (0.3) Noninterest Income $13.8 $0.3 $1.9 • Noninterest income consistent with 2Q $14.1 $13.7 $12.7

22 3Q25 3Q25 vs 2Q25 3Q25 vs 3Q24 Salaries & Benefits $32.2 ($0.7) $0.9 Data Processing 4.9 — (0.1) Occupancy 4.0 — 0.2 FF&E 3.2 (0.1) (0.2) Other Taxes 2.1 — 0.2 Marketing 1.3 (0.2) (0.1) Professional Services 1.2 (0.5) — FDIC 1.1 — — Other 6.4 (0.2) 0.1 Noninterest Expense $56.4 ($1.7) $1.0 Noninterest Expense • Salaries & benefits decrease mainly related to incentives and medical cost • Efficiency ratio (FTE)* improved Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

23 Securities • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available for sale • Average duration of 3.7 years • AOCI of $38.8 million related to securities portfolio SECURITIES MIX $1,001.1 Dollars in millions

24 Capital Dollars in millions *Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures TCE / TA*• We have strong capital levels and are well positioned for growth • TCE / TA* higher from prior quarter due to lower AOCI and strong earnings • $50 million share repurchase authorization in place 10.86% 10.82% 11.16% 11.34% 11.65% 3Q24 4Q24 1Q25 2Q25 3Q25

Income Statement 3Q25 2024 2023 2022 2021 (Dollars in thousands, except per share data) YTD Net Interest Income $259,136 $334,806 $349,410 $315,783 $276,112 Noninterest Income 37,692 49,083 57,620 58,259 64,696 Total Revenue 296,828 383,889 407,030 374,042 340,808 Noninterest Expense 169,581 218,938 210,334 196,746 188,925 Provision for Credit Losses 1,726 133 17,892 8,366 16,215 Net Income Before Taxes 125,521 164,818 178,804 168,930 135,668 Taxes 25,258 33,553 34,023 33,410 25,325 Net Income $100,263 $131,265 $144,781 $135,520 $110,343 Diluted Earnings per Share $2.60 $3.41 $3.74 $3.46 $2.81 Financial Data 25

Financial Data 26 Balance Sheet 3Q25 2024 2023 2022 2021 (Dollars in thousands) Cash and Interest-bearing Deposits $196,228 $244,820 $233,612 $210,009 $922,215 Total Securities 1,001,149 987,591 970,391 1,002,778 910,793 Total Net Loans 7,882,852 7,641,464 7,545,528 7,082,645 6,902,936 Other Assets 737,254 784,097 801,995 815,135 752,585 Total Assets $9,817,483 $9,657,972 $9,551,526 $9,110,567 $9,488,529 Total Deposits $7,921,943 $7,783,117 $7,521,769 $7,219,970 $7,996,524 Total Borrowed Funds 235,299 250,314 503,635 439,194 161,314 Other Liabilities 184,775 244,247 242,677 266,744 124,237 Equity 1,475,466 1,380,294 1,283,445 1,184,659 1,206,454 Total Liabilities & Equity $9,817,483 $9,657,972 $9,551,526 $9,110,567 $9,488,529

Net Interest Margin 3Q25 2024 2023 2022 2021 YTD Securities - FTE(1) 3.73% 3.05% 2.61% 2.25% 2.18% Loans - FTE(1) 6.02% 6.24% 6.04% 4.50% 3.84% Total Interest-earning Assets - FTE(1) 5.75% 5.87% 5.64% 4.06% 3.37% Interest-bearing Deposits 2.75% 2.92% 1.92% 0.40% 0.20% Borrowings 5.01% 5.41% 5.59% 3.01% 1.49% Total Costing Liabilities 2.84% 3.09% 2.34% 0.49% 0.24% Net Interest Margin (FTE)(1) 3.87% 3.82% 4.13% 3.76% 3.22% Financial Data (1)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures 27

Financial Data 28 Loan Portfolio 3Q25 2024 2023 2022 2021 (Dollars in thousands) Commercial Real Estate $3,653,790 $3,388,017 $3,357,603 $3,128,187 $3,236,653 Commercial and Industrial 1,466,075 1,540,397 1,642,106 1,718,976 1,728,969 Commercial Construction 320,190 352,886 363,284 399,371 440,962 Total Commercial 5,440,055 5,281,300 5,362,993 5,246,534 5,406,584 Residential Mortgage 1,700,636 1,649,639 1,461,097 1,116,528 899,956 Home Equity 698,886 653,756 650,666 652,066 564,219 Installment and Other Consumer 102,600 104,757 114,897 124,896 107,928 Consumer Construction 38,830 53,506 63,688 43,945 21,303 Total Consumer 2,540,952 2,461,658 2,290,348 1,937,435 1,593,406 Total Portfolio Loans 7,981,007 7,742,958 7,653,341 7,183,969 6,999,990 Loans Held for Sale — — 153 16 1,522 Total Loans $7,981,007 $7,742,958 $7,653,494 $7,183,985 $7,001,512

Asset Quality 3Q25 2024 2023 2022 2021 (Dollars in thousands) Total Nonaccrual Loans $49,618 $27,937 $22,946 $19,052 $66,291 Nonaccrual Loans/Total Loans 0.62% 0.36% 0.30% 0.27% 0.95% Nonperforming Assets/Total Loans + OREO 0.62% 0.36% 0.30% 0.31% 1.13% Net Charge-offs/Average Loans(1) 0.06% 0.11% 0.18% 0.04% 0.49% Allowance for Credit Losses/Total Portfolio Loans 1.23% 1.31% 1.41% 1.41% 1.41% Allowance for Credit Losses/Nonaccrual Loans 198% 363% 471% 532% 149% Financial Data 29(1)YTD 3Q25 Annualized

Capital 3Q25 2024 2023 2022 2021 Tier 1 Leverage 12.33% 11.98% 11.21% 11.06% 9.74% Common Equity Tier 1 – Risk-Based Capital 14.75% 14.58% 13.37% 12.81% 12.03% Tier 1 – Risk-Based Capital 15.06% 14.90% 13.69% 13.21% 12.43% Total – Risk-Based Capital 16.63% 16.49% 15.27% 14.73% 13.79% Tangible Common Equity/Tangible Assets(1) 11.65% 10.82% 9.88% 9.24% 9.08% Financial Data 30(1)Non-GAAP financial measure. Refer to appendix for reconciliation of non-GAAP financial measures

Appendix Peer Group 31 Company Ticker 1st Source Corporation SRCE Camden National Corp. CAC City Holding Company CHCO CNB Financial Corp. CCNE Community Bank System, Inc. CBU First Commonwealth Financial Corporation FCF First Financial Bancorp. FFBC First Merchants Corporation FRME German American Bancorp Inc. GABC Horizon Bancorp Inc. HBNC Lakeland Financial Corp. LKFN NBT Bancorp Inc. NBTB Northwest Bancshares, Inc. NWBI OceanFirst Financial Corp. OCFC Park National Corporation PRK Peoples Bancorp Inc. PEBO Stock Yards Bancorp Inc. SYBT Tompkins Financial Corporation TMP TowneBank TOWN Univest Financial Corp. UVSP

3Q25 (Dollars in thousands) Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $138,708 Plus: amortization of intangibles (annualized), net of tax 649 Net income before amortization of intangibles (annualized) $139,357 Average total shareholders' equity $1,463,098 Less: average goodwill and other intangible assets, net of deferred tax liability (375,446) Average tangible equity (non-GAAP) $1,087,652 Return on average tangible shareholders' equity (non-GAAP) 12.81 % Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $43,836 Plus: Provision for credit losses 2,792 Total $46,628 Total (annualized) (non-GAAP) $184,992 Average assets $9,800,079 PPNR/Average Assets (non-GAAP) 1.89 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 32

3Q25 2Q25 1Q25 4Q24 3Q24 (Dollars in thousands) Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,475,466 $1,445,493 $1,418,034 $1,380,294 $1,375,754 Less: goodwill and other intangible assets, net of deferred tax liability (375,359) (375,522) (375,646) (375,837) (375,931) Tangible common equity (non-GAAP) $1,100,107 $1,069,971 $1,042,388 $1,004,457 $999,823 Total assets $9,817,483 $9,810,069 $9,718,276 $9,657,972 $9,583,947 Less: goodwill and other intangible assets, net of deferred tax liability (375,359) (375,522) (375,646) (375,837) (375,931) Tangible assets (non-GAAP) $9,442,124 $9,434,547 $9,342,630 $9,282,135 $9,208,016 Tangible common equity to tangible assets (non-GAAP) 11.65% 11.34% 11.16% 10.82% 10.86 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (FTE) (non-GAAP) Noninterest expense $56,376 $58,114 $55,091 $55,445 $55,365 Net interest income $89,241 $86,572 $83,323 $83,258 $84,477 Plus: taxable equivalent adjustment 602 590 617 660 671 Net interest income (FTE) (non-GAAP) 89,843 87,162 83,940 83,918 85,148 Noninterest income 13,763 13,500 10,429 11,071 11,877 Plus: net loss on sale of securities — — 2,295 2,592 2,199 Less: gain on Visa Class B-1 exchange — — — (186) (150) Net interest income (FTE) (non-GAAP) plus noninterest income $103,606 $100,662 $96,664 $97,395 $99,074 Efficiency ratio (FTE) (non-GAAP) 54.41% 57.73% 56.99% 56.93% 55.88 % The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), adjusted to exclude losses on sale of securities and gain on Visa exchange. We believe the FTE basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Net Interest Margin (NIM) (FTE) (non-GAAP) Interest income and dividend income $131,623 $128,906 $124,848 $127,879 $131,474 Less: interest expense (42,382) (42,334) (41,525) (44,621) (46,997) Net interest income 89,241 86,572 83,323 83,258 84,477 Plus: taxable equivalent adjustment 602 590 617 660 671 Net interest income (FTE) (non-GAAP) $89,843 $87,162 $83,940 $83,918 $85,148 Net interest income (FTE) (annualized) $356,442 $349,606 $340,423 $333,848 $338,741 Average interest-earning assets $9,100,239 $9,012,011 $8,899,485 $8,860,338 $8,875,757 Net interest margin (FTE) (non-GAAP) 3.93% 3.88% 3.81% 3.77% 3.82 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 33

3Q25 2024 2023 2022 2021 (Dollars in thousands) YTD Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income(1) $134,051 $131,265 $144,781 $135,520 $110,343 Plus: amortization of intangibles, net of tax(1) 690 904 1,042 1,199 1,400 Net income before amortization of intangibles(1) $134,741 $132,169 $145,823 $136,719 $111,743 Average total shareholders' equity $1,433,689 $1,330,870 $1,227,332 $1,181,788 $1,186,161 Less: average goodwill and other intangible assets, net of deferred tax liability (375,585) (376,181) (377,157) (378,303) (379,612) Average tangible equity (non-GAAP) $1,058,104 $954,689 $850,175 $803,485 $806,549 Return on average tangible shareholders’ equity (non-GAAP)(1) 12.73% 13.84% 17.15% 17.02% 13.85 % Return on average tangible shareholders' equity is a preferred industry profitability metric used by management, as well as investors and analysts, to measure financial performance. Net Interest Margin (NIM) (FTE) (Non-GAAP) Interest income and dividend income $385,377 $515,872 $477,901 $340,751 $289,262 Less: interest expense (126,241) (181,066) (128,491) (24,968) (13,150) Net interest income per consolidated statements of net income 259,136 334,806 349,410 315,783 276,112 Plus: taxable equivalent adjustment 1,810 2,706 2,550 2,052 2,316 Net interest income (FTE) (non-GAAP) $260,946 $337,512 $351,960 $317,835 $278,428 Average interest-earning assets $9,004,647 $8,835,468 $8,519,775 $8,445,958 $8,649,372 Net Interest Margin 3.84% 3.79% 4.10% 3.74% 3.19 % Adjustment to FTE basis 0.03% 0.03% 0.03% 0.02% 0.03 % Net Interest Margin (FTE) (non-GAAP) 3.87% 3.82% 4.13% 3.76% 3.22 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 34(1)YTD 3Q25 Annualized

3Q25 2024 2023 2022 2021 (Dollars in thousands) YTD PPNR/Average Assets (Non-GAAP) Income before taxes $125,521 $164,818 $178,804 $168,930 $135,668 Less: net losses (gains) on sale of securities 2,295 7,938 — (198) (29) Less: gain on Visa Class B-1 exchange — (3,492) — — — Plus: provision for credit losses 1,726 133 17,892 8,366 16,215 Total adjusted income before taxes (non-GAAP) $129,542 $169,397 $196,696 $177,098 $151,854 Total adjusted income before taxes (annualized) (non-GAAP)(1) $173,197 $169,397 $196,696 $177,098 $151,854 Average assets $9,717,663 $9,572,834 $9,276,256 $9,167,038 $9,375,850 PPNR/Average Assets (non-GAAP)(1) 1.78% 1.77% 2.12% 1.93% 1.62 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses, losses (gains) on sale of securities and gain on Visa exchange. We believe this to be a preferred industry measurement to help management, as well as investors and analysts, evaluate our ability to fund credit losses or build capital. Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,475,466 $1,380,294 $1,283,445 $1,184,659 $1,206,454 Less: goodwill and other intangible assets, net of deferred tax liability (375,359) (375,837) (376,631) (377,673) (378,871) Tangible common equity (non-GAAP) $1,100,107 $1,004,457 $906,814 $806,986 $827,583 Total assets $9,817,483 $9,657,972 $9,551,526 $9,110,567 $9,488,529 Less: goodwill and other intangible assets, net of deferred tax liability (375,359) (375,837) (376,631) (377,673) (378,871) Tangible assets (non-GAAP) $9,442,124 $9,282,135 $9,174,895 $8,732,894 $9,109,658 Tangible common equity to tangible assets (non-GAAP) 11.65% 10.82% 9.88% 9.24% 9.08 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Appendix Definitions of GAAP to Non-GAAP Financial Measures 35(1)YTD 3Q25 Annualized

3Q25 2024 2023 2022 2021 (Dollars in thousands) YTD Interest and Dividend Income Interest-bearing deposits with banks $4,183 $8,855 $7,344 $2,952 $973 Securities 28,008 29,665 25,207 22,449 17,432 Loans 352,322 476,083 442,675 314,774 270,460 Other earning assets 864 1,269 2,675 576 397 Total Interest and Dividend Income $385,377 $515,872 $477,901 $340,751 $289,262 NIM - Securities (FTE) (Non-GAAP) Interest income $28,008 $29,665 $25,207 $22,449 $17,432 Plus: taxable equivalent adjustment 67 195 238 431 703 Interest income (FTE) (non-GAAP) $28,075 $29,860 $25,445 $22,880 $18,135 Interest income (FTE) (annualized)(1) $37,536 $29,860 $25,445 $22,880 $18,135 Average interest-earning assets $1,004,633 $977,896 $976,095 $1,017,471 $832,304 Net Interest Margin(1) 3.72% 3.03% 2.58% 2.21% 2.09 % Adjustment to FTE basis(1) 0.01% 0.02% 0.03% 0.04% 0.09 % Net Interest Margin (FTE) (non-GAAP)(1) 3.73% 3.05% 2.61% 2.25% 2.18 % NIM - Loans (FTE) (Non-GAAP) Interest income $352,322 $476,083 $442,675 $314,774 $270,460 Plus: taxable equivalent adjustment 1,743 2,511 2,312 1,621 1,613 Interest income (FTE) (non-GAAP) $354,065 $478,594 $444,987 $316,395 $272,073 Interest income (FTE) (annualized)(1) $473,384 $478,594 $444,987 $316,395 $272,073 Average interest-earning assets $7,858,612 $7,673,691 $7,363,738 $7,037,471 $7,084,649 Net Interest Margin(1) 5.99% 6.20% 6.01% 4.47% 3.82 % Adjustment to FTE basis(1) 0.03% 0.04% 0.03% 0.03% 0.02 % Net Interest Margin (FTE) (non-GAAP)(1) 6.02% 6.24% 6.04% 4.50% 3.84 % NIM - Total Interest-earning Assets (FTE) (Non-GAAP) Average interest-earning assets $9,004,647 $8,835,468 $8,519,775 $8,445,958 $8,649,372 Net Interest Margin(1) 5.72% 5.84% 5.61% 4.03% 3.34 % Adjustment to FTE basis(1) 0.03% 0.03% 0.03% 0.03% 0.03 % Net Interest Margin (FTE) (non-GAAP)(1) 5.75% 5.87% 5.64% 4.06% 3.37 % The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities using the federal statutory rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 36(1)YTD 3Q25 Annualized

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Third Quarter 2025